SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2026

IF BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35226	45-1834449
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

201 East Cherry Street, Watseka, Illinois	60970
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (815) 432-2476

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IROQ	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously reported, on October 29, 2025, ServBanc Holdco, Inc. (“ServBanc”), an Arizona corporation and registered bank holding company under the Bank Holding Company Act of 1956, as amended, and IF Bancorp, Inc. (the “Company”), a Maryland corporation and registered savings and loan holding company under the Home Owners’ Loan Act of 1933, as amended, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (1) the Company will merge with and into SBHI Holdings, Inc., a Maryland-chartered subsidiary of ServBanc with the Company as the surviving corporation (the “Merger”), (2) concurrently with the Merger or as soon thereafter as is reasonably practicable, the Company will be merged with and into ServBanc, with ServBanc surviving the merger (the “Second Merger”), and (3) immediately following the Second Merger, Iroquois Federal Savings and Loan Association, a wholly owned subsidiary of the Company (the “Bank”) will be merged with and into Servbank, National Association, a wholly owned subsidiary of ServBanc (“Servbank”), with Servbank the surviving entity.
In connection with the Merger, the Company initially filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on December 8, 2025.  The Company filed the definitive proxy statement with the SEC on December 30, 2025, and the Company first mailed the proxy statement to shareholders on or about December 30, 2025.
Following the announcement of the Merger Agreement and as of the date of this Current Report on Form 8-K, purported shareholders of the Company filed the following lawsuits in the Supreme Court of New York, County of New York, against the Company and the individual members of the Company’s board of directors: (i) Walsh v. IF Bancorp, Inc., et al., Index No. 650238/2026 (January 13, 2026); and (ii) Thompson v. IF Bancorp, Inc., et al., Index No. 650277/2026 (January 15, 2026) (together, the “Complaints”).   In addition, between January 13, 2026 and January 16, 2026, the Company received four demand letters from counsel, each representing other individuals who are purported shareholders of the Company (collectively, the “Demands” and, together with the Complaints, the “Matters”). The Matters allege, among other things, that the Company and/or its directors caused a false and misleading proxy statement relating to the Transaction to be filed with the SEC and/or are liable for negligence and negligent misrepresentation and concealment under state common law.
The Company believes that the allegations in the Matters are wholly without merit, that the disclosures in the proxy statement comply fully with applicable laws, and that no additional disclosures are required or necessary under applicable laws. However, to moot the disclosure claims, avoid the risk that the Matters delay or otherwise adversely affect the special meeting of the Company’s shareholders or the closing of the Merger, and to avoid the cost and distraction of litigation, and without admitting any liability or wrongdoing, the Company is making additional disclosures as described in this Current Report on Form 8-K.  The Company and its directors expressly deny that they have violated any laws, negligently misrepresented or concealed any information, or breached any fiduciary duties. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or in the proxy statement. To the contrary, the Company and its directors specifically deny all allegations in the Matters and that any additional disclosure in the proxy statement was or is required.

Supplemental Disclosures to the Proxy Statement

1.	The disclosure on page 35 of the proxy statement under the section “Opinion of the Company’s Financial Advisor” is hereby supplemented by adding the following paragraph below the second table:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “Selected Companies Analysis” were 0.69x and 1.31x, respectively, and the low and high stock price-to-LTM EPS multiples of the selected companies (excluding the LTM EPS multiples for two of the selected companies, which multiples were considered to be not meaningful because they were less than 0.0x or greater than 30.0x) were 9.1x and 16.2x, respectively.

2.	The disclosure on page 36 of the proxy statement under the section “Opinion of the Company’s Financial Advisor” is hereby supplemented by amending and restating the table of selected transactions:

Acquiror	Acquired Company	Announcement Date
First Financial Bancorp	BankFinancial Corporation	8/11/2025
First Commonwealth Financial Corporation	CenterGroup Financial, Inc.	12/18/2024
Alerus Financial Corporation	HMN Financial, Inc.	5/15/2024
Beacon Credit Union	Mid-Southern Savings Bank, F.S.B.	1/25/2024
Equity Bancshares, Inc.	Rockhold Bancorp	12/6/2023
LCNB Corp.	Cincinnati Bancorp, Inc.	5/18/2023
Southern Missouri Bancorp, Inc	Citizens Bancshares Co.	9/20/2022
Civista Bancshares, Inc.	Comunibanc Corp.	1/10/2022

3.	The disclosure on page 37 of the proxy statement under the section “Opinion of the Company’s Financial Advisor” is hereby supplemented by adding the following paragraph below the table:

The low and high transaction price-to-tangible book value per share multiples of the selected transactions in the “Selected Transactions Analysis” were 0.91x and 1.64x, respectively, the low and high core deposit premiums of the selected transactions were (1.3%) and 9.4%, respectively, and the low and high transaction price-to-LTM EPS multiples of the selected transactions (excluding the LTM EPS multiple for one of the selected transactions, which multiple was considered to be not meaningful because it was greater than 35.0x) were 17.4x and 32.0x, respectively.

4.
The disclosure on page 37 of the proxy statement under the section “Opinion of the Company’s Financial Advisor” is hereby supplemented by expanding the existing disclosure regarding discount rates as follows:

The range of discount rates assumed in the “Dividend Discount Model Analysis” of 12.0% to 16.0% was selected by taking into account capital asset pricing model implied cost of capital calculations and other factors based on KBW’s experience and judgment.

5.
The disclosure on page 37 of the proxy statement under the section “Opinion of the Company’s Financial Advisor” is hereby supplemented by amending and restating the first sentence of the final bridging paragraph in its entirety as follows:

Pursuant to the KBW engagement agreement, the Company has agreed to pay KBW a cash fee equal to 1.50% of the aggregate merger consideration which is currently estimated to be a fee of approximately $1.35 million, $200,000 of which became payable to KBW with the rendering of KBW’s opinion and the balance of which is contingent upon the consummation of the Merger.
6.
The disclosure on page 38 of the proxy statement is hereby supplemented by adding the following section immediately after the section entitled “Opinion of the Company’s Financial Advisor” and immediately before the section entitled “Interest of Directors and Officers in the Merger that are Different from Your Interests”:

Certain Unaudited Prospective Financial Information
The Company does not, as a matter of course, publicly disclose forecasts or internal projections as to its future performance, financial condition, revenues, earnings or other results due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates.
However, in connection with the merger, certain unaudited prospective financial information for the Company is being made available as described below. We refer to this information collectively as the “prospective financial information.” A summary of certain significant elements of this information is included herein solely for the purpose of providing the Company’s shareholders access to certain information considered by the Company’s board of directors and made available to KBW for the purpose of performing financial analyses in connection with its opinion.
The prospective financial information was not prepared with a view toward public disclosure or compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, or GAAP. The prospective financial information included in this proxy statement was prepared by, and is the responsibility of, management of the Company. The Company’s independent auditor, Forvis Mazars, LLP, did not examine, compile or perform any procedures with respect to the prospective financial information and, accordingly, such firm does not express an opinion or any other form of assurance with respect thereto.

The prospective financial information is a forward-looking statement that is subject to risks and uncertainties that could cause actual results to differ materially from such estimate and should be read with caution. Although presented with numerical specificity, this prospective financial information is based upon a variety of assumptions made by management of the Company with respect to, among other things, industry performance, general economic, market, interest rate, and financial conditions, the timing and level of new loan originations and deposit generation, operating and other revenues and expenses, effective tax rates, capital expenditures, working capital and other matters. Some or all of the assumptions may not be realized, and as historical performance suggests, they are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the control of the Company. In addition, some of these assumptions, by their nature, are subjective in many respects.
Accordingly, the assumptions made in preparing the prospective financial information may prove to be inaccurate and actual results may differ materially from this estimate. In addition, the prospective financial information does not take into account any of the expense savings or charges expected to result from the proposed merger or any other matters contemplated by the Merger Agreement, including limitations imposed in the Merger Agreement on the Company’s ability to engage in certain activities pending completion of the merger without ServBanc’s consent.
For these reasons, the prospective financial information in this proxy statement should not be regarded as an indication that it is necessarily predictive of actual future performance and it should not be relied on as such. No one has made, or makes, any representation regarding the prospective financial information by its inclusion in this proxy statement and, except as may be required by applicable securities laws, the Company does not intend to update or otherwise revise the projection to reflect circumstances existing after the date when made or to reflect the occurrence of future events even if any or all of the assumptions underlying the projection are shown to be in error. For additional information on factors that may cause future financial results to materially vary from what is reflected in the projection prepared by management of the Company, see the section entitled “Cautionary Statement Concerning Forward-Looking Information.”
The following prospective financial information regarding the Company was provided by Company to KBW for the purpose of performing financial analyses in connection with its opinion: (i) estimated total assets and net income as of and for the twelve months ending December 31, 2025 and 2026 as presented in the table below, with an assumed annual growth rate of 7.5% for earnings per share and assets thereafter, and (ii) estimated accumulated other comprehensive income (loss) of $(14.5) million for the twelve months ending December 31, 2025, and $(9.3) million for the twelve months ending December 31, 2026, with accumulated other comprehensive income (loss) holding constant on an annual basis thereafter.
The following table presents certain unaudited prospective financial information regarding the Company as of and for the twelve months ending December 31, 2025 and 2026, which was provided by Company to KBW for the purpose of performing financial analyses in connection with its opinion:
	2025	2026
Net Income ($ in millions)	$4.9	$8.6
Total Consolidated Assets at December 31 ($ in millions)	$873.8	$894.7

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often, but not always, include words like “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Certain factors that could cause actual results to differ materially from expected results include and the other factors detailed from time to time in the Company’s reports filed with the SEC, including those described in its Forms 10-K and the following: delays in completing or the inability to complete the merger, including delays in obtaining or the inability to obtain shareholder approval, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating Servbank and the Bank, the reaction of the companies’ customers, employees and counterparties to the transaction, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which ServBanc and the Company are engaged, the effects of any shutdown of the federal government, or changes in the securities markets and other risks and uncertainties. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Neither ServBanc nor the Company undertakes, and each specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. All forward-looking statements, express or implied, included in the report are qualified in their entirety by this cautionary statement.

Additional Information

In connection with the proposed merger, the Company has provided its shareholders with a proxy statement and other relevant documents concerning the proposed transaction. Shareholders of the Company are urged to read the proxy statement and other relevant documents and any amendments or supplements to those documents, because they will contain important information which should be considered before making any decision regarding the transaction. In addition to the proxy statement mailed to shareholders of the Company, the Company’s shareholders are also able to obtain a copy of the proxy statement, and any other relevant documents, without charge, at the SEC website (www.sec.gov), on the Company investor relations website (ifbancorp.q4ir.com), or by directing a request to:

Ashtyn Barrett
Corporate Secretary
IF Bancorp, Inc.
201 East Cherry Street
Watseka, IL 60970

The information available through the Company’s investor relations website is not and shall not be deemed part of this report or incorporated by reference into other filings that the Company makes with the SEC.

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K filed with the SEC on September 11, 2025, and in the amendment to its Annual Report on Form 10-K filed with the SEC on October 28, 2025. Additional information regarding the interests of these participants and any other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement regarding the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IF BANCORP, INC.

Date: January 26, 2026	By:	/s/ Walter H. Hasselbring, III
Walter H. Hasselbring, III
Chief Executive Officer